SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

       CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) April 28, 2005

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  NORTHEAST UTILITIES

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             (Exact name of registrant as specified in its charter)

MASSACHUSETTS

  1-5324

04-2147929

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     (State or other jurisdiction

(Commission

(I.R.S. Employer

of incorporation or organization)

File Number

Identification No.)

     ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD

MASSACHUSETTS                                           01105

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(Address of principal executive offices)  (Zip Code)

(413) 785-5871

(Registrant's telephone number, including area code)

Not Applicable

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       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 2   -

Financial Information

Item 2.02

Results of Operation and Financial Condition

On April 28, 2005, Northeast Utilities issued a news release announcing its unaudited results of operations for the first quarter 2005.  A copy of the news release and related financial reports are attached as Exhibits 99.1 and 99.2, and are incorporated herein by reference thereto.  The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Northeast Utilities under the Securities Act of 1933, as amended, unless specified otherwise.

Item 2.05

Costs Associated with Exit or Disposal Activities

The information contained in the news release filed herewith as Exhibit 99.1 pertaining to the costs to be incurred in connection with Northeast Utilities’ decision to exit the wholesale marketing and energy services businesses is incorporated herein by reference.  Such information is intended to amend Northeast Utilities’ current report on Form 8-K dated March 9, 2005 and provide the information required by Items 2.05 (b), (c) and (d) to the extent such information is known.

Section 9    -

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

Exhibit	Description
Exhibit 99.1	Northeast Utilities News Release dated April 28, 2005.

Exhibit 99.2	Financial Report for the three month period ending March 31, 2005.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)
By: /s/ Gregory B. Butler
Name: Gregory B. Butler Title: Senior Vice President, Secretary and General Counsel

Date:  April 28, 2005